ENDORSEMENT NO. 1

Attaching to and forming part of the GUARANTEE AGREEMENT by and among SKANDIA AMERICA REINSURANCE CORPORATION, AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, and AMERICAN HALLMARK GENERAL AGENCY, INC.

IT IS AGREED, effective 12:01 a.m., Central Standard Time, September 1, 1996 that the participation of SKANDIA AMERICA REINSURANCE CORPORATION will read as signed below and not as heretofore.

IT IS FURTHER AGREED, effective 12:01 a.m., Central Standard Time, July 1, 1997, that this Agreement is terminated and ODYSSEY REINSURANCE CORPORATION shall have no obligations under this Guaranty for any policies produced after that date and time.

IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Guaranty as of the dates first above mentioned.


ODYSSEY REINSURANCE CORPORATION

Attest:

By: ____________________________

Title: _________________________

Date: __________________________


AMERICAN HALLMARK INSURANCE
COMPANY OF TEXAS

Attest:

By: ____________________________

Title: _________________________

Date: __________________________


AMERICAN HALLMARK GENERAL AGENCY, INC.

Attest:

By: ____________________________

Title: _________________________

Date: __________________________